Income Taxes	12 Months Ended
Dec. 29, 2012
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The Company's earnings before income taxes as generated from its U.S. and international operations are as follows (in millions):

	2012	2011	2010
U.S.	$316	$502	$553
International	689	517	655
Earnings before income taxes	$1,005	$1,019	$1,208

Income tax expense consisted of the following (in millions):

	2012	2011	2010
Current:
U.S. federal	$236	$180	$264
U.S. state and other	16	13	14
International	78	65	57
Total current	330	258	335
Deferred	(77)	(65)	(34)
Income tax expense	$253	$193	$301

Deferred income taxes result from temporary differences between the amount of assets and liabilities recognized for financial reporting and tax purposes. The components of deferred tax assets and liabilities are as follows: (in millions):

	2012	2011
Deferred income tax assets:
Net operating and capital loss carryforwards	$236	$164
Tax credit carryforwards	70	60
Inventories	148	145
Stock-based compensation	78	73
Compensation and benefits	113	101
Accrued liabilities and other	133	117
	778	660
Less: valuation allowance	(228)	(157)
Deferred income tax assets	550	503
Deferred income tax liabilities:
Unrealized gain on available-for-sale securities	(12)	(11)
Property, plant and equipment	(204)	(207)
Intangible assets	(307)	(332)
Deferred income tax liabilities	(523)	(550)
Net deferred income tax assets (liabilities)	$27	$(47)

At December 29, 2012, the Company had U.S. federal net operating and capital loss carryforwards, the tax effect of which was $12 million, and $2 million of U.S. tax credit carryforwards that will expire from 2014 through 2027 if not utilized. The Company also has state net operating loss carryforwards, the tax effect of which was $1 million, that will expire from 2014 through 2018 and tax credit carryforwards, tax effected of $68 million that have an unlimited carryforward period. These amounts are subject to annual usage limitations. In addition, the Company had foreign tax net operating loss carryforwards, the tax effect of which was $223 million as of December 29, 2012. These tax attributes have an unlimited carryforward period.
The Company establishes valuation allowances for deferred tax assets when, after consideration of all positive and negative evidence, it is considered more-likely-than-not that a portion of the deferred tax assets will not be realized. The Company's valuation allowances of $228 million and $157 million at December 29, 2012 and December 31, 2011, respectively, reduce the carrying value of deferred tax assets associated with certain net operating loss and tax credit carryforwards.
A reconciliation of the U.S. federal statutory income tax rate to the Company's effective income tax rate is as follows:

	2012	2011	2010
U.S. federal statutory tax rate	35.0%	35.0%	35.0%
Increase (decrease) in tax rate resulting from:
U.S. state income taxes, net of federal tax benefit	0.5	1.2	2.2
International taxes at lower rates	(12.1)	(11.6)	(10.0)
Tax benefits from domestic manufacturer's deduction	(2.2)	(2.0)	(1.1)
Research and development credits	(1.1)	(2.7)	(2.4)
Puerto Rico excise tax	(1.8)	(1.7)	—
Non-deductible IPR&D charges	—	—	0.4
Settlement reserve for certain prior year tax positions	4.6	—	—
Other	2.3	0.8	0.8
Effective income tax rate	25.2%	19.0%	24.9%

The Company's effective income tax rate is favorably impacted by tax incentive grants, which result in Puerto Rico earnings being partially tax exempt through the year 2023.

The Company has not recorded U.S. deferred income taxes on approximately $2.8 billion of its non-U.S. subsidiaries' undistributed earnings because such amounts are intended to be reinvested outside the United States indefinitely. If these earnings were repatriated to the United States, the Company would be required to accrue and pay U.S. federal income taxes and foreign withholding taxes, as adjusted for foreign tax credits. Determination of the amount of any unrecognized deferred income tax liability on these earnings is not practicable.

The Company recognizes all income tax liabilities in accordance with ASC Topic 740, Income Taxes, including liabilities for unrecognized tax benefits that require application of accounting estimates that are subject to the inherent uncertainties associated with the tax audit process, and therefore include certain contingencies. The Company recognizes interest and penalties related to income tax matters in income tax expense. The Company recognized interest and penalties, net of tax benefit, of $22 million, $1 million and $4 million during fiscal years 2012, 2011 and 2010, respectively. The Company's accrued liability for gross interest and penalties was $69 million, $35 million and $34 million at December 29, 2012, December 31, 2011 and January 1, 2011, respectively.
The following table summarizes the activity related to the Company's unrecognized tax benefits (in millions):

	2012	2011	2010
Balance at beginning of year	$205	$163	$121
Increases related to current year tax positions	38	33	33
Increases related to prior year tax positions	90	16	19
Reductions related to prior year tax positions	(18)	(1)	(9)
Reductions related to settlements / payments	(1)	(2)	—
Expiration of the statute of limitations for the assessment of taxes	—	(4)	(1)
Balance at end of year	$314	$205	$163

The Company is subject to U.S. federal income tax as well as income tax of multiple state and foreign jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for all tax years through 2001. Additionally, substantially all material foreign, state and local income tax matters have been concluded for all tax years through 2004. The U.S. Internal Revenue Service (IRS) completed an audit of the Company’s 2002 through 2005 tax returns and proposed adjustments in its audit report issued in November 2008. The IRS completed an audit of the Company’s 2006 and 2007 tax returns and proposed adjustments in its audit report issued in March 2011. The Company initiated its defense at the IRS appellate level in January 2009 for the 2002 through 2005 adjustments and in May 2011 for the 2006 through 2007 adjustments. The IRS is currently auditing the Company’s 2008 and 2009 tax returns and an audit report is expected to be issued in 2013. In 2012, the Company recorded $46 million of additional tax expense related to a settlement reserve for certain prior year tax positions related to the 2002 through 2009 tax years. While the final outcome of the Company's outstanding tax matters is inherently uncertain, the Company expects to reduce the amount of its liability for unrecognized tax benefits by approximately $100 million within the next 12 months resulting from cash settlement payments and/or adjustments to previously recorded income tax reserves.